UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  February 26, 2026

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
7.299% Corporate Units	NEE.PRS	New York Stock Exchange
7.234% Corporate Units	NEE.PRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On February 26, 2026, NextEra Energy Capital Holdings, Inc. (NEECH), a wholly-owned subsidiary of NextEra Energy, Inc. (NEE), sold €1.0 billion principal amount of its Series X Junior Subordinated Debentures due February 26, 2056 (Series X Junior Subordinated Debentures) and €750 million principal amount of its Series Y Junior Subordinated Debentures due February 26, 2056 (Series Y Junior Subordinated Debentures and together with the Series X Junior Subordinated Debentures, the Junior Subordinated Debentures).

The Series X Junior Subordinated Debentures bear interest at an annual rate of 4.20% to February 26, 2032. The interest rate will be reset on the Series X Junior Subordinated Debentures on February 26, 2032 and each fifth anniversary thereafter to an annual rate equal to the then-applicable Five-Year Swap Rate (as specified in the Series X Junior Subordinated Debentures) plus a specified margin, which margin will increase on February 26, 2037 and February 26, 2052.

The Series Y Junior Subordinated Debentures bear interest at an annual rate of 4.75% to February 26, 2036. The interest rate will be reset on the Series Y Junior Subordinated Debentures on February 26, 2036 and each fifth anniversary thereafter to an annual rate equal to the then-applicable Five-Year Swap Rate (as specified in the Series Y Junior Subordinated Debentures) plus a specified margin.

NEECH, at its option, may redeem some or all of the Series X Junior Subordinated Debentures beginning in 2031 and the Series Y Junior Subordinated Debentures beginning in 2035.

The Junior Subordinated Debentures are guaranteed on a subordinated basis by NEE. The Junior Subordinated Debentures were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-278184, 333-278184-01 and 333-278184-02. In connection with the sale of the Junior Subordinated Debentures, this Current Report on Form 8-K is being filed to report certain documents as exhibits.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
5(a)
Opinion and Consent, dated February 26, 2026, of Squire Patton Boggs (US) LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Junior Subordinated Debentures

5(b) and 8
Opinion and Consent, dated February 26, 2026, of Morgan, Lewis & Bockius LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Junior Subordinated Debentures

101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 26, 2026

NEXTERA ENERGY, INC
(Registrant)

WILLIAM J. GOUGH
William J. Gough
Vice President, Controller and Chief Accounting Officer